UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 30, 2008

TVIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30539	94-3175152

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4001 Burton Drive
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 327-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     As previously disclosed in the Current Report on Form 8-K filed on October 16, 2008 by Tvia, Inc. (the “Company”) with the Securities and Exchange Commission, on October 15, 2008, the Company filed a voluntary petition (the “Petition”) for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Code”) in the United States Bankruptcy Court for the Northern District of California, San Jose Division (the “Court”), in the proceeding titled In re: Tvia, Inc., Case No. 08-55860.
     On October 30, 2008, the Company filed the First Amendment to Exhibit “A” to the Petition (the “First Amendment”), its Statement of Financial Affairs (the “Statement”) and certain other related materials (collectively, the “Bankruptcy Materials”) with the Court. The Bankruptcy Materials contain unaudited summary financial information relating to the Company’s assets and liabilities in the form required under the Code and the rules and regulations thereunder. The Bankruptcy Materials are available to the public via the Court’s Case Management/Electronic Case Filing system at http://www.canb.uscourts.gov/ecf/ecf-home and in the paper format at the following address: Bankruptcy Clerk’s Office, 280 South First Street, Room 3035, San Jose, CA 95113 (telephone number: 408-535-5118). Copies of the First Amendment and the Statement are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
     The Bankruptcy Materials contain financial information that has not been audited or reviewed by independent registered accountants and is not presented in accordance with generally accepted accounting principles. The information contained in the Bankruptcy Materials has been prepared in accordance with the Code and the rules and regulations thereunder and was not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Company. The Bankruptcy Materials also contain information for periods which are shorter or otherwise different from those required by the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, and such information may not be indicative of the Company’s financial condition or operating results for the period that would be reflected in its financial statements or in its reports pursuant to the Exchange Act or the rules and regulations thereunder. Results set forth in the Bankruptcy Materials should not be viewed as indicative of future results. There can be no assurance that the Bankruptcy Materials are complete. The Company may amend, supplement or otherwise change the information contained in the Bankruptcy Materials at a future date.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	First Amendment to Exhibit “A” to the Voluntary Petition of Tvia, Inc., filed with the United States Bankruptcy Court for the Northern District of California, San Jose Division, on October 30, 2008.

99.2	Statement of Financial Affairs of Tvia, Inc., filed with the United States Bankruptcy Court for the Northern District of California, San Jose Division, on October 30, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tvia, Inc.
By:	/s/ Eli Porat
Eli Porat
Chief Executive Officer

Date: October 31, 2008

Exhibit Index

Exhibit
Number	Exhibit Title
99.1	First Amendment to Exhibit “A” to the Voluntary Petition of Tvia, Inc., filed with the United States Bankruptcy Court for the Northern District of California, San Jose Division, on October 30, 2008.

99.2	Statement of Financial Affairs of Tvia, Inc., filed with the United States Bankruptcy Court for the Northern District of California, San Jose Division, on October 30, 2008.